Exhibit 25.1
                                                                  ------------


                                                   Filed pursuant to:
                                                   Registration No.: 333-67076

==============================================================================

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549
                       -----------------------------

                                  FORM T-1

                          STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE
                       -----------------------------

 CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b) (2)

              WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
            (Exact name of trustee as specified in its charter)

A U.S. National Banking Association                         41-1592157
(Jurisdiction of incorporation or                           (I.R.S. Employer
organization if not a U.S. national bank)                   Identification No.)

Sixth Street and Marquette Avenue
Minneapolis, Minnesota                                      55479
(Address of principal executive offices)                    (Zip code)

                     Stanley S. Stroup, General Counsel
              WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                     Sixth Street and Marquette Avenue
                        Minneapolis, Minnesota 55479
                               (612) 667-1234
         (Name, address and telephone number of Agent for Service)
                       -----------------------------
                    First USA Bank, National Association
                (Originator of the Issuer described herein)
                     First USA Credit Card Master Trust
                   (Issuer of the Collateral Certificate)
                          Bank One Issuance Trust
                     (Issuer with respect to the Notes)
      (Exact names of the registrants as specified in their charters)

United States                                                51-0269396
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

First USA Bank, National Association
201 North Walnut Street
Wilmington, Delaware                                         19801
(Address of principal executive offices)                     (Zip code)

                       -----------------------------
                                   Notes
                    (Title of the indenture securities)
==============================================================================




Item 1. General Information. Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1, pursuant to General Instruction B, because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee. Not applicable.

Item 16.  List of Exhibits.         List below all exhibits filed as a part
                                    of this Statement of Eligibility.


         Exhibit 1.        a.       A copy of the Articles of Association
                                    of the trustee now in effect.*

         Exhibit 2.        a.       A copy of the certificate of authority
                                    of the trustee to commence business
                                    issued June 28, 1872, by the
                                    Comptroller of the Currency to The
                                    Northwestern National Bank of
                                    Minneapolis.*

                           b.       A copy of the certificate of the
                                    Comptroller of the Currency dated
                                    January 2, 1934, approving the
                                    consolidation of The Northwestern
                                    National Bank of Minneapolis and The
                                    Minnesota Loan and Trust Company of
                                    Minneapolis, with the surviving entity
                                    being titled Northwestern National Bank
                                    and Trust Company of Minneapolis.*

                           c.       A copy of the certificate dated
                                    November 18, 1983 from the office of
                                    the Comptroller of the Currency,
                                    acknowledging the change of corporate
                                    title of Northwestern National Bank and
                                    Trust Company of Minneapolis to
                                    Northwestern National Bank of
                                    Minneapolis on January 12, 1943 and
                                    further acknowledging receipt of notice
                                    of name change effective May 1, 1983
                                    from Northwestern National Bank of
                                    Minneapolis to Norwest Bank
                                    Minneapolis, National Association.*

                           d. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                           e. A copy of the certification from the Comptroller of the Currency dated July 10, 2000 authorizing Norwest Bank Minnesota, National Association to change its name to "Wells Fargo Bank Minnesota, National Association" effective July 8, 2000.*

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.*

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7. Consolidated Reports of Condition and Income of the trustee as of December 31, 2001.

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.




         * Incorporated by reference to the corresponding numbered exhibits to the form T-1 filed as Exhibit 25 to registration statement number 333-74872.




                                 SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 20th day of March, 2002.

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            /s/ Jennifer C. Davis
                                            -----------------------------------
                                            Jennifer C. Davis
                                            Assistant Vice President





                                                                      EXHIBIT 6

March 20, 2002



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                            Very truly yours,

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            /s/ Jennifer C. Davis
                                            --------------------------
                                            Jennifer C. Davis
                                            Assistant Vice President





                                                                     Exhibit 7


RI-1.a.1.a           RIAD4011 RE Loans                                          1210169
RI-1.a.1.b           RIAD4024 Ag/Farmer Loans                                   15408
RI-1.a.1.c           RIAD4012 Coml/Indl Loans                                   424225
RI-1.a.1.d.1         RIADB485 Credit Card Loans                                 177830
RI-1.a.1.d.2         RIADB486 Other(Sngl Pymt,Instl,Stdnt,Rev Crdt)             111910
RI-1.a.1.e           RIAD4056 Loans to Foreign Govts                            0
RI-1.a.1.f           RIADB487 All Other Loans in Domestic                       179184
RI-1.a.2             RIAD4059 Foreign Loans                                     309
RI-1.b               RIAD4065 Inc from Lease Financing Recv                     151628
RI-1.c               RIAD4115 Interest on Balances Due                          1542
RI-1.d.1             RIADB488 U.S. Treas Securities/US Gvt Agncy Ob             24032
RI-1.d.2             RIADB489 Mortgage-backed securities                        70553
RI-1.d.3             RIAD4060 All Other Securities                              36061
RI-1.e               RIAD4069 Interest on Trading Assets                        455
RI-1.f               RIAD4020 Interest on Fed Funds Sold Etc                    526087
RI-1.g               RIAD4518 Other Interest Inc                                15141
RI-2.a.1.a           RIAD4508 Transaction Accounts                              3806
RI-2.a.1.b.1         RIAD0093 Savings Deposits                                  186607
RI-2.a.1.b.2         RIADA517 Int Exp: Time Deposits >=$100,000                 15888
RI-2.a.1.b.3         RIADA518 Int Exp: Time Deposits <$100,000                  95239
RI-2.a.2             RIAD4172 Interest on For Deposits                          270712
RI-2.b               RIAD4180 Fed Funds Purchased Etc                           340715
RI-2.c               RIAD4185 Interest on Demand Notes to US Treasu             286739
RI-2.d               RIAD4200 Interest on Subordinated Notes/Debent             2
RI-4                 RIAD4230 Provision (Loan/Lease)                            122930
RI-5.a               RIAD4070 Income from Fiduciary Activities                  269271
RI-5.b               RIAD4080 Service Charges on Deposit Accounts               143139
RI-5.c               RIADA220 Trading Revenue                                   -2138
RI-5.d               RIADB490 Investment Banking                                 94108
RI-5.e               RIADB491 Venture Capital Revenue                           0
RI-5.f               RIADB492 Net Servicing Fees                                1
RI-5.g               RIADB493 Net Securitization Inc                            0
RI-5.h               RIADB494 Insurance Comm/Fees                               40396
RI-5.i               RIAD5416 Other non-interest income (RI-5.f.2)              2185
RI-5.j               RIAD5415 Other non-interest income (RI-5.f.2)              641
RI-5.k               RIADB496 Net Gains (losses) on Other Assets                638
RI-5.l               RIADB497 Other Noninterest Inc                             392055
RI-6.a               RIAD3521 Gain/Loss Sec Held to Maturities                  0
RI-6.b               RIAD3196 Gain/Loss Sec Available-for-sale                  13745
RI-7.a               RIAD4135 Salaries and Benefits                             517047
RI-7.b               RIAD4217 Expense on Premises/Fixed Assets                  101998
RI-7.c               RIAD4531 Amortization Exp of Intangible Assets             11409
RI-7.d               RIAD4092 Other Noninterest Expense                         793024
RI-9                 RIAD4302 Income Taxes                                      408203
RI-11                RIAD4320 Extraordinary Items Net Of Taxes                  0
RI-M.1               RIAD4513 Interest Exp on Exempt After 8/7/86               614
RI-M.2               RIAD8431 Memoranda: Income Sale Mutuals                    3273
RI-M.3               RIAD4313 Memoranda: Inc. Tax-exempt loans/leases           1800
RI-M.4               RIAD4507 Exempt State/Local Securities                     12085
RI-M.5               RIAD4150 Number of Full-Time Employees                     7172
RI-M.7               RIAD9106 Balance Sheet Restate - Bank's Acq Date           N/A
RI-M.8.a             RIAD8757 Memoranda: Trading Rev - Interest                 -2138
RI-M.8.b             RIAD8758 Memoranda: Trading Rev - Foreign Exch             0
RI-M.8.c             RIAD8759 Memoranda: Trading Rev - Equity/Index             0
RI-M.8.d             RIAD8760 Memoranda: Trading Rev - Commodity                0
RI-M.9.a             RIAD8761 Memoranda: Impact - Interest Income               0
RI-M.9.b             RIAD8762 Memoranda: Impact - Interest Expense              0
RI-M.9.c             RIAD8763 Memoranda: Impact - Other Allocations             0
RI-M.10              RIADA251 Memo: Credit losses on derivatives                0
RI-M.11              RIADA530 Does Bank have Subchapter-S Y/N                   NO
RIA-1                RIAD3217 Total Equity Capital                              3084474
RIA-2                RIADB507 Restate/Changes in Accting Principles             0
RIA-5                RIADB509 Net-Cap Stock(Sale,Conv,Acq,or Retire)            0
RIA-6                RIADB510 Net-Treasury Stock Transactions                   0
RIA-7                RIAD4356 Changes Incident to Combinations                  23496
RIA-8                RIAD4470 LESS: Cash Dividends on Preferred                 0
RIA-9                RIAD4460 LESS: Cash Dividends on Common                    720000
RIA-10               RIADB511 Other Comprehensive Income                        4812
RIA-11               RIAD4415 Other Parent H/C Transactions                     54188
RIB(P1)-1.a(a)       RIAD3582 Memo: Charge-offs: Loans sec construc             12
RIB(P1)-1.a(b)       RIAD3583 Memo: Recoveries: Loans sec construct             91
RIB(P1)-1.b(a)       RIAD3584 Memo: Charge-offs: Loans sec farmland             307
RIB(P1)-1.b(b)       RIAD3585 Memo: Recoveries: Loans sec farmland              29
RIB(P1)-1.c.1(a)     RIAD5411 Memo: Charge-offs: Revolv loans 1-4 r             593
RIB(P1)-1.c.1(b)     RIAD5412 Memo: Recoveries: Revolv loans 1-4 rs             306
RIB(P1)-1.c.2(a)     RIAD5413 Memo: Charge-offs: Other loans 1-4 rs             810
RIB(P1)-1.c.2(b)     RIAD5414 Memo: Recoveries: Other loans 1-4 res             874
RIB(P1)-1.d(a)       RIAD3588 Memo: Charge-offs: Loans sec multifam             0
RIB(P1)-1.d(b)       RIAD3589 Memo: Recoveries: Loans sec multifaml             0
RIB(P1)-1.e(a)       RIAD3590 Memo: Charge-offs: Loans sec nonfarm              1839
RIB(P1)-1.e(b)       RIAD3591 Memo: Recoveries: Loans sec nonfarm               1358
RIB(P1)-1.f(a)       RIADB512 Memo: Charge-offs: Foreign                        0
RIB(P1)-1.f(b)       RIADB513 Memo: Recoveries: Foreign                         0
RIB(P1)-2.a(a)       RIAD4653 Loans to US Banks: Charge-Offs                    0
RIB(P1)-2.a(b)       RIAD4663 Loans to US Banks: Recoveries                     0
RIB(P1)-2.b(a)       RIAD4654 Loans to For Banks: Charge-Offs                   0
RIB(P1)-2.b(b)       RIAD4664 Loans to For Banks: Recoveries                    0
RIB(P1)-3(a)         RIAD4655 Ag/Farm Loans: Charge-Offs                        183
RIB(P1)-3(b)         RIAD4665 Ag/Farm Loans: Recoveries                         560
RIB(P1)-4.a(a)       RIAD4645 Coml/Indl Loans  US: Charge-Offs                  61435
RIB(P1)-4.a(b)       RIAD4617 Coml/Indl Loans  US: Recoveries                   9066
RIB(P1)-4.b(a)       RIAD4646 Coml/Indl Loans  non-US: Charge-Offs              0
RIB(P1)-4.b(b)       RIAD4618 Coml/Indl Loans  non-US: recoveries               0
RIB(P1)-5.a(a)       RIADB514 Memo: Charge-Offs: Loans-Credit Cards             62350
RIB(P1)-5.a(b)       RIADB515 Memo:Recoveries: Loans-Credit Cards               2429
RIB(P1)-5.b(a)       RIADB516 Memo:Charge-offs: Loans-Other                     22530
RIB(P1)-5.b(b)       RIADB517 Memo: Recoveries: Loans-Other                     8830
RIB(P1)-6(a)         RIAD4643 Loans to For Govts: Charge-Offs                   0
RIB(P1)-6(b)         RIAD4627 Loans to For Govts: Recoveries                    0
RIB(P1)-7(a)         RIAD4644 Other Loans: Charge-Offs                          0
RIB(P1)-7(b)         RIAD4628 Other Loans: Recoveries                           53
RIB(P1)-8.a(a)       RIAD4658 Leases  US: Charge-Offs                           0
RIB(P1)-8.a(b)       RIAD4668 Leases  US: Recoveries                            1
RIB(P1)-8.b.(a)      RIAD4659 Leases  non-US: Charge-Offs                       0
RIB(P1)-8.b.(b)      RIAD4669 Leases  non-US: Recoveries                        0
RIB(P1)-M.1(a)       RIAD5409 Memo: Charge-offs: Loans to fin comm.             0
RIB(P1)-M.1(b)       RIAD5410 Memo: Recoveries: Loans to fin commcl             0
RIB(P1)-M.2(a)       RIAD4652 RE Loans: non-US: Charge-Offs                     0
RIB(P1)-M.2(b)       RIAD4662 RE Loans: non-US: Recoveries                      0
RIB(P2)-1            RIADB522 Balance                                           259516
RIB(P2)-5            RIAD4815 Adjustments (Loan/Lease)                          25767
RID-1.a              RIADB523 Int. Inc/International Ops - Gross Inc            N/A
RID-1.b              RIADB524 Int. Inc/International Ops - Gross Exp            N/A
RID-3.a              RIAD4097 Noninterest Intl Income                           N/A
RID-3.b              RIAD4235 Provision for Intl Loan/Lease Losses              N/A
RID-3.c              RIAD4239 Other Intl Nonint Expense                         N/A
RID-5                RIAD4845 Adjustment to Pretax Income Etc                   N/A
RID-7                RIAD4797 Intl Income Taxes                                 N/A
RIE-1.a              RIADC013 Other non-interest income (RI-5.l)                0
RIE-1.b              RIADC014 Other non-interest income (RI-5.l)                0
RIE-1.c              RIADC016 Other non-interest income (RI-5.l)                0
RIE-1.d              RIAD4042 Other non-interest income (RI-5.l)                0
RIE-1.e              RIADC015 Other non-interest income (RI-5.l)                0
RIE-1.f              RIAD4461 Other non-interest income (RI-5.l)                195104
RIE-1.g              RIAD4462 Other non-interest income (RI-5.l)                134081
RIE-1.h              RIAD4463 Other non-interest income (RI-5.l)                51390
RIE-2.a              RIADC017 Other non-interest expense (RI-7.d)               0
RIE-2.b              RIAD0497 Other non-interest expense (RI-7.d)               0
RIE-2.c              RIAD4136 Other non-interest expense (RI-7.d)               0
RIE-2.d              RIADC018 Other non-interest expense (RI-7.d)               0
RIE-2.e              RIAD8403 Other non-interest expense (RI-7.d)               0
RIE-2.f              RIAD4141 Other non-interest expense (RI-7.d)               0
RIE-2.g              RIAD4146 Other non-interest expense (RI-7.d)               0
RIE-2.h              RIAD4464 Other non-interest expense (RI-7.d)               442413
RIE-2.I              RIAD4467 Other non-interest expense (RI-7.d)               N/A
RIE-2.j              RIAD4468 Other non-interest expense (RI-7.d)               N/A
RIE-3.a.1            RIAD6373 Effect of adopting FAS 133                        0
RIE-3.a.2            RIAD4486 Applicable tax effect (RI-11)                     0
RIE-3.b.1            RIAD4487 Applicable tax effect (RI-11)                     N/A
RIE-3.b.2            RIAD4488 Applicable tax effect (RI-11)                     0
RIE-3.c.1            RIAD4489 Applicable tax effect (RI-11)                     N/A
RIE-3.c.2            RIAD4491 Applicable tax effect (RI-11)                     0
RIE-4.a              RIADB526 Restatements Due (RI-A.2)                         N/A
RIE-4.b              RIADB527 Restatements Due (RI-A.2)                         N/A
RIE-5.a              RIAD4498 Transactions w/parent (RIA-11)                    54188
RIE-5.b              RIAD4499 Transactions w/parent (RIA-11)                    N/A
RIE-6.b              RIAD4522 Adjs. to allow for l & l loss (RIB.2.5)           25767
RIE-7                RIAD4769 RI-E  Other Explanations (Y/N)                    X
RC-1.a               RCFD0081 Cash and Noninterest-bearing Balances             1635738
RC-1.b               RCFD0071 Interest-bearing Balances                         56609
RC-2.a               RCFD1754 Securities Held-to-Maturity                       0
RC-2.b               RCFD1773 Total Avail-for-sale - Fair Value                 1886260
RC-3                 RCFD1350 Fed Funds Sold & Secs Purchased                   13090502
RC-4.a               RCFD5369 Loans & leases held for sale                      13811575
RC-4.b               RCFDB528 Loans & leases, net Unearned Inc                  20748158
RC-4.c               RCFD3123 LESS: Allowance for Loan and Lease Lo             281751
RC-5                 RCFD3545 Total Trading Assets                              39828
RC-6                 RCFD2145 Premises and Fixed Assets                         154299
RC-7                 RCFD2150 Othr Real Estate - Total                          3978
RC-8                 RCFD2130 Investmnts in unconsold subs - Total              0
RC-9                 RCFD2155 Customers' Liability on Acceptances               19519
RC-10.a              RCFD3163 Goodwill                                          136381
RC-10.b              RCFD0426 Other intangible assets                           2629
RC-11                RCFD2160 Total Other Assets                                1124695
RC-13.a              RCON2200 Deposits: Domestic Offices                        26310548
RC-13.a.1            RCON6631 Domestic Deposits: Noninterest-bearin             15407563
RC-13.a.2            RCON6636 Domestic Deposits: Interest-bearing               10902985
RC-13.b              RCFN2200 Total Deps in Foreign Offices                     7459440
RC-13.b.1            RCFN6631 Foreign Deposits: Noninterest-bearing             8816
RC-13.b.2            RCFN6636 Foreign Deposits: Interest-bearing                7450624
RC-14                RCFD2800 Fed Funds Purchased & Secs Sold                   8103521
RC-15                RCFD3548 Total trading liabilities                         34302
RC-16                RCFD3190 Other borrowed money                              6539518
RC-18                RCFD2920 Bank's Liability on Acceptances                   19519
RC-19                RCFD3200 Subordinated Notes and Debentures                 0
RC-20                RCFD2930 Total Other Liabilities                           770346
RC-22                RCFD3000 Minority Interest in Subsidiaries                 0
RC-23                RCFD3838 Perpetual Preferred Stock & Surplus               0
RC-24                RCFD3230 Common Stock                                      100000
RC-25                RCFD3839 Surplus                                           1712625
RC-26.a              RCFD3632 Undivided Profits/Capital Reserves                1349777
RC-26.b              RCFDB530 Accumulated other comprehensive Inc               28824
RC-27                RCFDA130 Other equity captial components                   0
RC-M.1               RCFD6724 Auditor memo                                      N/A
RCA-1                RCFD0022 Cash - process collect, debits, currency          1504301
RCA-1.a              RCON0020 Cash Items in Process of Collection               1257694
RCA-1.b              RCON0080 Currency and Coin                                 246607
RCA-2                RCON0082 Bal Due - Dep Inst (US)                           133207
RCA-2.a              RCFD0083 Due from US Dep'y/Foreign Banks                   0
RCA-2.b              RCFD0085 Due from Other US Dep'y                           133522
RCA-3                RCON0070 Bal Due - Foreign                                 3124
RCA-3.a              RCFD0073 Due from For Branches/US Banks                    2857
RCA-3.b              RCFD0074 Due from Other For Banks/Countries                267
RCA-4(a)             RCFD0090 Due from Fed Rsv Banks - Cons                     51400
RCA-4(b)             RCON0090 Due from Fed Rsv Banks - Domestic                 51298
RCB-1(a)             RCFD0211 Held: Cost: US Treasury Securities                0
RCB-1(b)             RCFD0213 Held: Value: US Treasury Securities               0
RCB-1(c)             RCFD1286 Sale: Cost: US Treasury Securities                319586
RCB-1(d)             RCFD1287 Sale: Value: US Treasury Securities               329835
RCB-2.a(a)           RCFD1289 Held: Cost: Obligations US agencies               0
RCB-2.a(b)           RCFD1290 Held: Value: Obligations US agencies              0
RCB-2.a(c)           RCFD1291 Sale: Cost: Obligations US agencies               666
RCB-2.a(d)           RCFD1293 Sale: Value: Obligations US agencies              724
RCB-2.b(a)           RCFD1294 Held: Cost: Obligations US sponsored              0
RCB-2.b(b)           RCFD1295 Held: Value: Obligations US sponsored             0
RCB-2.b(c)           RCFD1297 Sale: Cost: Obligations US sponsored              80449
RCB-2.b(d)           RCFD1298 Sale: Value: Obligations US sponsored             82977
RCB-3(a)             RCFD8496 Held: Cost: Sec-States/Pol subdiv in US           0
RCB-3(b)             RCFD8497 Held: Value: Sec-States/Pol subdiv in US          0
RCB-3(c)             RCFD8498 Sale: Cost: Sec-States/Pol subdiv in US           193743
RCB-3(d)             RCFD8499 Sale: Value: Sec-States/Pol subdiv in US           205086
RCB-4.a.1(a)         RCFD1698 Held: Cost: Security Guaranteed GNMA              0
RCB-4.a.1(b)         RCFD1699 Held: Value: Security Guaranteed GNMA             0
RCB-4.a.1(c)         RCFD1701 Sale: Cost: Security Guaranteed GNMA              295575
RCB-4.a.1(d)         RCFD1702 Sale: Value: Security Guaranteed GNMA             298012
RCB-4.a.2(a)         RCFD1703 Held: Cost: Security Issued FNMA                  0
RCB-4.a.2(b)         RCFD1705 Held: Value: Security Issued FNMA                 0
RCB-4.a.2(c)         RCFD1706 Sale: Cost: Security Issued FNMA                  620758
RCB-4.a.2(d)         RCFD1707 Sale: Value: Security Issued FNMA                 633510
RCB-4.a.3(a)         RCFD1709 Held: Cost: Other Pass-Through Secs               0
RCB-4.a.3(b)         RCFD1710 Held: Value: Other Pass-Through Secs              0
RCB-4.a.3(c)         RCFD1711 Sale: Cost: Other Pass-Through Secs               0
RCB-4.a.3(d)         RCFD1713 Sale: Value: Other Pass-Through Secs              0
RCB-4.b.1(a)         RCFD1714 Held: Cost: Issued/Guar. FNMA, Etc.               0
RCB-4.b.1(b)         RCFD1715 Held: Value: Issued/Guar. FNMA, Etc.              0
RCB-4.b.1(c)         RCFD1716 Sale: Cost: Issued/Guar. FNMA, Etc.               3264
RCB-4.b.1(d)         RCFD1717 Sale: Value: Issued/Guar. FNMA, Etc.              3253
RCB-4.b.2(a)         RCFD1718 Held: Cost: Collateralized MBS -FNMA              0
RCB-4.b.2(b)         RCFD1719 Held: Value: Collateralized MBS -FNMA             0
RCB-4.b.2(c)         RCFD1731 Sale: Cost: Collateralized MBS -FNMA              0
RCB-4.b.2(d)         RCFD1732 Sale: Value: Collateralized MBS -FNMA             0
RCB-4.b.3(a)         RCFD1733 Held: Cost: All Other MBS                         0
RCB-4.b.3(b)         RCFD1734 Held: Value: All Other MBS                        0
RCB-4.b.3(c)         RCFD1735 Sale: Cost: All Other MBS                         27189
RCB-4.b.3(d)         RCFD1736 Sale: Value: All Other MBS                        28200
RCB-5.a(a)           RCFDB838 Held: Cost: Credit card rec                       0
RCB-5.a(b)           RCFDB839 Held: Value: Credit card rec                      0
RCB-5.a(c)           RCFDB840 Sale: Cost: Credit card rec                       2274
RCB-5.a(d)           RCFDB841 Sale: Value: Credit card rec                      2324
RCB-5.b(a)           RCFDB842 Held: Cost: Home equity lines                     0
RCB-5.b(b)           RCFDB843 Held: Value: Home equity lines                    0
RCB-5.b(c)           RCFDB844 Sale: Cost: Home equity lines                     0
RCB-5.b(d)           RCFDB845 Sale: Value: Home equity lines                    0
RCB-5.c(a)           RCFDB846 Held: Cost: Automobile Loans                      0
RCB-5.c(b)           RCFDB847 Held: Value: Automobile Loans                     0
RCB-5.c(c)           RCFDB848 Sale: Cost: Automobile Loans                      3273
RCB-5.c(d)           RCFDB849 Sale: Value: Automobile Loans                     3322
RCB-5.d(a)           RCFDB850 Held: Cost: Other Consumer Loans                  0
RCB-5.d(b)           RCFDB851 Held: Value: Other Consumer Loans                 0
RCB-5.d(c)           RCFDB852 Sale: Cost: Other Consumer Loans                  5843
RCB-5.d(d)           RCFDB853 Sale: Value: Other Consumer Loans                 6061
RCB-5.e(a)           RCFDB854 Held: Cost: Coml/Indust Loans                     0
RCB-5.e(b)           RCFDB855 Held: Value: Coml/Indust Loans                    0
RCB-5.e(c)           RCFDB856 Sale: Cost: Coml/Indust Loans                     694
RCB-5.e(d)           RCFDB857 Sale: Value: Coml/Indust Loans                    668
RCB-5.f(a)           RCFDB858 Held: Cost: Other ABS                             0
RCB-5.f(b)           RCFDB859 Held: Value: Other ABS                            0
RCB-5.f(c)           RCFDB860 Sale: Cost: Other ABS                             0
RCB-5.f(d)           RCFDB861 Sale: Value: Other ABS                            0
RCB-6.a(a)           RCFD1737 Held: Cost: Other Domestic Debt Sec.              0
RCB-6.a(b)           RCFD1738 Held: Value: Other Domestic Debt Sec.             0
RCB-6.a(c)           RCFD1739 Sale: Cost: Other Domestic Debt Sec.              92377
RCB-6.a(d)           RCFD1741 Sale: Value: Other Domestic Debt Sec.             93234
RCB-6.b(a)           RCFD1742 Held: Cost: Foreign Debt Securities               0
RCB-6.b(b)           RCFD1743 Held: Value: Foreign Debt Securities              0
RCB-6.b(c)           RCFD1744 Sale: Cost: Foreign Debt Securities               79392
RCB-6.b(d)           RCFD1746 Sale: Value: Foreign Debt Securities              87522
RCB-7(c)             RCFDA510 Sale: Cost: Securities Mutual Funds               113010
RCB-7(d)             RCFDA511 Sale: Value: Securities Mutual Funds              111532
RCB-M.1              RCFD0416 Memoranda: Pledged                                408657
RCB-M.2.a.1          RCFDA549 Memoranda: Non-Mort Debt < 3 MO                   237723
RCB-M.2.a.2          RCFDA550 Memoranda: Non-Mort Debt 3-12 MO                  21660
RCB-M.2.a.3          RCFDA551 Memoranda: Non-Mort Debt 1-3 YRS                  110765
RCB-M.2.a.4          RCFDA552 Memoranda: Non-Mort Debt 3-5 YRS                  38125
RCB-M.2.a.5          RCFDA553 Memoranda: Non-Mort Debt 5-15 YRS                 288950
RCB-M.2.a.6          RCFDA554 Memoranda: Non-Mort Debt > 15 YRS                 114530
RCB-M.2.b.1          RCFDA555 Memoranda: Mort Pass Thru < 3 MO                  16275
RCB-M.2.b.2          RCFDA556 Memoranda: Mort Pass Thru 3-12 MO                 13200
RCB-M.2.b.3          RCFDA557 Memoranda: Mort Pass Thru 1-3 YRS                 949
RCB-M.2.b.4          RCFDA558 Memoranda: Mort Pass Thru 3-5 YRS                 612
RCB-M.2.b.5          RCFDA559 Memoranda: Mort Pass Thru 5-15 YRS                29059
RCB-M.2.b.6          RCFDA560 Memoranda: Mort Pass Thru > 15 YRS                871427
RCB-M.2.c.1          RCFDA561 Memoranda: Other Mort-backed < 3 YRS              8455
RCB-M.2.c.2          RCFDA562 Memoranda: Other Mort-backed > 3 YRS              22998
RCB-M.2.d            RCFDA248 Memoranda: Tot Debt < 1 YR                        243986
RCB-M.3              RCFD1778 Amortized Cost Held Securities Sold               0
RCB-M.4.a            RCFD8782 Structured Notes - Amortized Cost                 0
RCB-M.4.b            RCFD8783 Structured Notes - Fair Value                     0
RCC(P1)-1            RCFD1410 Loans Sec by Real Estate                          20630626
RCC(P1)-1.a          RCON1415 Construction and Land Development                 114214
RCC(P1)-1.b          RCON1420 Secured by Farmland                               93957
RCC(P1)-1.c.1        RCON1797 Secured by 1-4: Revolving                         1028208
RCC(P1)-1.c.2.a      RCON5367 Secured by 1-4: Other (first liens)               17177726
RCC(P1)-1.c.2.b      RCON5368 Secured by 1-4: Other (junior liens)              1419768
RCC(P1)-1.d          RCON1460 Secured by 5+                                     50842
RCC(P1)-1.e          RCON1480 Secured by Nonfarm Nonresidential                 745911
RCC(P1)-2.a          RCONB531 Commercial Banks - US                             3122467
RCC(P1)-2.a.1        RCFDB532 US branches/agencies of foreign banks             0
RCC(P1)-2.a.2        RCFDB533 US branches/agencies of foreign banks             3122535
RCC(P1)-2.b(a)       RCFDB534 Other commerc banks in US                         0
RCC(P1)-2.b(b)       RCONB534 Other deposit inst in US                          0
RCC(P1)-2.c          RCONB535 Foreign Banks                                     70
RCC(P1)-2.c1         RCFDB536 Foreign branches of other US banks                0
RCC(P1)-2.c2         RCFDB537 Other banks in foreign countries                  211
RCC(P1)-3(a)         RCFD1590 Consolidated  to Farmers                          201243
RCC(P1)-3(b)         RCON1590 Domestic to Farmers                               201243
RCC(P1)-4.a(a)       RCFD1763 Consolidated US Coml                              5048667
RCC(P1)-4.a(b)       RCON1763 Domestic US Coml                                  5048667
RCC(P1)-4.b(a)       RCFD1764 Consolidated non-US Coml                          857
RCC(P1)-4.b(b)       RCON1764 Domestic non-US Coml                              0
RCC(P1)-6.a(a)       RCFDB538 Loans to individuals - CC (Cons)                  1125298
RCC(P1)-6.a(b)       RCONB538 Loans to individuals - CC (Dom)                   1125298
RCC(P1)-6.b(a)       RCFDB539 Loans to individuals-Other (Cons)                 306133
RCC(P1)-6.b(b)       RCONB539 Loans to individuals-Other (Dom)                  306133
RCC(P1)-6.c(a)       RCFD2011 Cons Other Consumer (Cons)                        978763
RCC(P1)-6.c(b)       RCON2011 Cons Other Consumer (Dom)                         978763
RCC(P1)-7(a)         RCFD2081 Consolidated Loans to For Govts                   0
RCC(P1)-7(b)         RCON2081 Domestic Loans to For Govts                       0
RCC(P1)-8(a)         RCFD2107 Consolidated Obligations US                       22218
RCC(P1)-8(b)         RCON2107 Domestic Obligations US                           22218
RCC(P1)-9            RCFD1563 Consolidated Other                                485761
RCC(P1)-9.a          RCON1545 Domestic Loans for Securities                     175302
RCC(P1)-9.b          RCON1564 Domestic Other                                    310459
RCC(P1)-10           RCON2165 Domestic Leases                                   2637421
RCC(P1)-10.a         RCFD2182 Consolidated US Leases                           2637421
RCC(P1)-10.b         RCFD2183 Consolidated For Leases                           0
RCC(P1)-11(a)        RCFD2123 LESS: Consolidated Unearned Income                0
RCC(P1)-11(b)        RCON2123 LESS: Domestic Unearned Income                    0
RCC(P1)-M.1          RCFD1616 Loans and leases restructured                     0
RCC(P1)-M.2.a.1      RCONA564 Memo: Loans Secd by Real Est < 3 MO 13509476
RCC(P1)-M.2.a.2      RCONA565 Memo: Loans Secd by Real Est 3-12 MO 575663
RCC(P1)-M.2.a.3      RCONA566 Memo: Loans Secd by Real Est 1-3 YRS  41997
RCC(P1)-M.2.a.4      RCONA567 Memo: Loans Secd by Real Est 3-5 YRS  70205
RCC(P1)-M.2.a.5      RCONA568 Memo: Loans Secd by Real Est 5-15 YRS 2405175
RCC(P1)-M.2.a.6      RCONA569 Memo: Loans Secd by Real Est > 15 YRS  563391
RCC(P1)-M.2.b.1      RCFDA570 Memo: Other Loans/Leases < 3 MO                   8390797
RCC(P1)-M.2.b.2      RCFDA571 Memo: Other Loans/Leases 3-12 MO                  2654634
RCC(P1)-M.2.b.3      RCFDA572 Memo: Other Loans/Leases 1-3 YRS                  2049611
RCC(P1)-M.2.b.4      RCFDA573 Memo: Other Loans/Leases 3-5 YRS                  1588469
RCC(P1)-M.2.b.5      RCFDA574 Memo: Other Loans/Leases 5-15 YRS                 1519646
RCC(P1)-M.2.b.6      RCFDA575 Memo: Other Loans/Leases > 15 YRS                 970108
RCC(P1)-M.2.c        RCFDA247 Memo: Tot Remg Loans/Leases < 1 YR                19797243
RCC(P1)-M.3          RCFD2746 Loans to fin. comm. real est., constr             191119
RCC(P1)-M.4          RCON5370 Adj. rate closed-end loans secured                4236813
RCC(P1)-M.5          RCFDB837 Loan secured by real eastate to non-US            0
RCC(P2)-1            RCON6999 YES/NO - RCC01.E & RCC04 >= $ 100,000             N/A
RCC(P2)-2.a          RCON5562 Number of Loans RCC01.E                           N/A
RCC(P2)-2.b          RCON5563 Number of Loans RCC04                             N/A
RCC(P2)-3.a(a)       RCON5564 Number of Loans RCC01.E Orig <= $100K             N/A
RCC(P2)-3.a(b)       RCON5565 Amount of Loans RCC01.E Orig <= $100K             N/A
RCC(P2)-3.b(a)       RCON5566 # of Loans RCC01.E $100K l/t Orig l/t=$250K       N/A
RCC(P2)-3.b(b)       RCON5567 $ of Loans RCC01.E $100K l/t Orig l/t=$250K       N/A
RCC(P2)-3.c(a)       RCON5568 # of Loans RCC01.E $250K l/t Orig l/t=$1M         N/A
RCC(P2)-3.c(b)       RCON5569 $ of Loans RCC01.E $250K l/t Orig l/t=$1M         N/A
RCC(P2)-4.a(a)       RCON5570 Number of Loans RCC04 Orig <= $100K               N/A
RCC(P2)-4.a(b)       RCON5571 Amount of Loans RCC04 Orig <= $100K               N/A
RCC(P2)-4.b(a)       RCON5572 # of Loans RCC04 $100K l/t Orig l/t= $250K        N/A
RCC(P2)-4.b(b)       RCON5573 $ of Loans RCC04 $100K l/t Orig l/t= $250K        N/A
RCC(P2)-4.c(a)       RCON5574 # of Loans RCC04 $250K l/t Orig l/t= $1M          N/A
RCC(P2)-4.c(b)       RCON5575 $ of Loans RCC04 $250K l/t Orig l/t= $1M          N/A
RCC(P2)-5            RCON6860 YES/NO - RCC01.B & RCC03 >= $ 100,000             N/A
RCC(P2)-6.a          RCON5576 Number of Loans RCC01.B                           N/A
RCC(P2)-6.b          RCON5577 Number of Loans RCC03                             N/A
RCC(P2)-7.a(a)       RCON5578 Number of Loans RCC01.B Orig <= $100K             N/A
RCC(P2)-7.a(b)       RCON5579 Amount of Loans RCC01.B Orig <= $100K             N/A
RCC(P2)-7.b(a)       RCON5580 # of Loans RCC01.B $100K l/tOrig l/t=$250K        N/A
RCC(P2)-7.b(b)       RCON5581 $ of Loans RCC01.B $100K l/tOrig l/t=$250K        N/A
RCC(P2)-7.c(a)       RCON5582 # of Loans RCC01.B $250K l/tOrig l/t=$500K        N/A
RCC(P2)-7.c(b)       RCON5583 $ of Loans RCC01.B $250K l/tOrig l/t=$500K        N/A
RCC(P2)-8.a(a)       RCON5584 Number of Loans RCC03 - Orig <= $100K             N/A
RCC(P2)-8.a(b)       RCON5585 Amount of Loans RCC03 - Orig <= $100K             N/A
RCC(P2)-8.b(a)       RCON5586 # of Loans RCC03 - $100K l/tOrig l/t=$250K        N/A
RCC(P2)-8.b(b)       RCON5587 $ of Loans RCC03 - $100K l/tOrig l/t=$250K        N/A
RCC(P2)-8.c(a)       RCON5588 # of Loans RCC03 - $250K l/tOrig l/t=$500K        N/A
RCC(P2)-8.c(b)       RCON5589 $ of Loans RCC03 - $250K l/tOrig l/t=$500K        N/A
RCD-1                RCON3531 US Treasury securities                            0
RCD-2                RCON3532 US Govt agency obligations                        0
RCD-3                RCON3533 Securities issued by State and Subdiv             0
RCD-4.a              RCON3534 Pass-through secs by FNMA/FHLMC/GNMA              2194
RCD-4.b              RCON3535 CMOs and REMICs issued by FNMA/FHLMC              0
RCD-4.c              RCON3536 All other mortgage-backed securities              0
RCD-5                RCON3537 Other debt securities                             0
RCD-9                RCON3541 Other trading assets domestic                     0
RCD-10               RCFN3542 Trading assets foreign                            0
RCD-11.a             RCON3543 Gains on rate & contracts domestic                37634
RCD-11.b             RCFN3543 Gains on rate & contracts foreign                 0
RCD-13               RCFD3546 Liability for short positions                     0
RCD-14               RCFD3547 Losses on rate & contracts                        34302
RCE(P1)-1(a)         RCONB549 Indv, partner, & corp - Transaction               3867420
RCE(P1)-1(c)         RCONB550 Indv,partner,& corp - Non-Transaction             21594569
RCE(P1)-2(a)         RCON2202 USG Transaction                                   5496
RCE(P1)-2(c)         RCON2520 USG Nontransaction                                15
RCE(P1)-3(a)         RCON2203 State/Local Transaction                           70179
RCE(P1)-3(c)         RCON2530 State/Local Nontransaction                        278483
RCE(P1)-4(a)         RCONB551 Cml banks/Other US - Transaction                  494386
RCE(P1)-4(c)         RCONB552 Cml banks/Other US - Transaction                  0
RCE(P1)-5(a)         RCON2213 Banks in Foreign Count - Transaction              0
RCE(P1)-5(c)         RCON2236 Banks in Foreign Count - Nontransaction           0
RCE(P1)-6(a)         RCON2216 For Govt Transaction                              0
RCE(P1)-6(c)         RCON2377 For Govt Nontransaction                           0
RCE(P1)-7(b)         RCON2210 Total Demand Deposits                             4149134
RCE(P1)-M.1.a        RCON6835 IRA/Keogh                                         496221
RCE(P1)-M.1.b        RCON2365 Brokered                                          0
RCE(P1)-M.1.c.1      RCON2343 Brokered < $100K                                  0
RCE(P1)-M.1.c.2      RCON2344 Brokered Participated to < $100K                  0
RCE(P1)-M.1.d.1      RCONA243 Matur data:denom l/t 100k,matur l/t= 1 yr         0
RCE(P1)-M.1.d.2      RCONA244 Matur data:denom =>100k,matur<= 1 yr              0
RCE(P1)-M.1.e        RCON5590 Memoranda: Preferred Deposits                     288070
RCE(P1)-M.2.a.1      RCON6810 MMDAs                                             6013126
RCE(P1)-M.2.a.2      RCON0352 Other Savings                                     13872951
RCE(P1)-M.2.b        RCON6648 Time Deposits < $100K                             1737370
RCE(P1)-M.2.c        RCON2604 Memoranda: Time Deposits >=$100 000               249620
RCE(P1)-M.3.a.1      RCONA579 Memo: Time Deps < 100K < 3 MO                     361225
RCE(P1)-M.3.a.2      RCONA580 Memo: Time Deps < 100K 3-12 MO                    605752
RCE(P1)-M.3.a.3      RCONA581 Memo: Time Deps < 100K 1-3 YRS                    608377
RCE(P1)-M.3.a.4      RCONA582 Memo: Time Deps < 100K > 3 YRS                    162016
RCE(P1)-M.3.b        RCONA241 Memo: Time Deps < 100K < 1 YR                     966977
RCE(P1)-M.4.a.1      RCONA584 Memo: Time Deps > 100K < 3 MO                     62787
RCE(P1)-M.4.a.2      RCONA585 Memo: Time Deps > 100K 3-12 MO                    86569
RCE(P1)-M.4.a.3      RCONA586 Memo: Time Deps > 100K 1-3 YRS                    54686
RCE(P1)-M.4.a.4      RCONA587 Memo: Time Deps > 100K > 3 YRS                    45578
RCE(P1)-M.4.b        RCONA242 Memo: Time Deps > 100K < 1 YR                     149356
RCE(P2)-1            RCFNB553 Deposits: Individual, partner, corp.              1992996
RCE(P2)-2            RCFNB554 Deposits: US Banks                                5359136
RCE(P2)-3            RCFN2625 Deposits: Foreign Banks                           107308
RCE(P2)-4            RCFN2650 Deposits: Foreign Govts.                          0
RCE(P2)-5            RCFNB555 Deposits: US Govt.,states,political               0
RCE(P2)-M.1          RCFNA245 Memo:TD with remaining maturity<=1 yr"            7453621
RCF-1                RCFDB556 Accrued interest receivable                       168360
RCF-2                RCFD2148 Net Deferred Tax Assets                           0
RCF-3.a              RCFDA519 Interest Only Strip: Mortgage Loans               0
RCF-3.b              RCFDA520 Interest Only Strip: Other Assets                 0
RCF-4                RCFD1752 Sale: Cost: Other Equity Securities               378393
RCF-5                RCFD2168 Other Assets                                      577942
RCF-5.a              RCFD2166 Other Assets - Line A                             0
RCF-5.b              RCFDC009 Other Assets - Line B                             0
RCF-5.c              RCFD1578 Other Assets - Line C                             0
RCF-5.d              RCFDC010 Other Assets - Line D                             0
RCF-5.e              RCFD3549 Other Assets - Line E                             N/A
RCF-5.f              RCFD3550 Other Assets - Line F                             N/A
RCF-5.g              RCFD3551 Other Assets - Line G                             N/A
RCG-1.a              RCON3645 Expenses Accrued and Unpaid on deposi             34531
RCG-1.b              RCFD3646 Other Expenses Accrued and Unpaid                 229883
RCG-2.               RCFD3049 Net Deferred Tax Liabilities                      411203
RCG-3                RCFDB557 Allowance for credit losses                       0
RCG-4.               RCFD2938 Other Liabilities                                  94729
RCG-4.a              RCFD3066 Other Liabilities - Line A                        61900
RCG-4.b              RCFDC011 Other Liabilities - Line B                        0
RCG-4.c              RCFD2932 Other Liabilities - Line C                        0
RCG-4.d              RCFDC012 Other Liabilities - Line D                        0
RCG-4.e              RCFD3552 Other Liabilities - Line E                        N/A
RCG-4.f              RCFD3553 Other Liabilities - Line F                        N/A
RCG-4.g              RCFD3554 Other Liabilities - Line G                        N/A
RCH-1                RCON2155 Customers' Liability on Acceptances               1037
RCH-2                RCON2920 Bank's Liability on Acceptances                   1037
RCH-3                RCON1350 Fed Funds Sold                                    13072652
RCH-4                RCON2800 Fed Funds Purchased                               8103521
RCH-5                RCON3190 Other Borrowed Money                              6539518
RCH-6                RCON2163 Net Due from Own For Offices                      N/A
RCH-7                RCON2941 Net Due to Own For Offices                        7371441
RCH-8                RCON2192 Total Assets                                      52305337
RCH-9                RCON3129 Total Liabilities                                 41742670
RCH-10               RCON1039 US Treasury Securities                            319586
RCH-11               RCON1041 US Government agency obligations                  81115
RCH-12               RCON1042 Securities issued by states in the US             193743
RCH-13.a.1           RCON1043 MBS:  Pass-Through:  FNMA/FHLMC/GNMA              916333
RCH-13.a.2           RCON1044 MBS:  Pass-Through:  Other Pass-Through           0
RCH-13.b.1           RCON1209 MBS:  Other MBS:  FNMA/FHLMC/GNMA                 3264
RCH-13.b.2           RCON1280 MBS:  Other MBS:  All Other MBS                   27189
RCH-14               RCON1281 Other Domestic Debt Securities                    104461
RCH-15               RCON1282 Foreign Debt Securities                           79392
RCH-16               RCONA510 Equity Securities:  Mutual Fund/Eq Sec            113010
RCH-18               RCON1752 Equity Securities:  All others                    378393
RCI-1                RCFN2133 Total IBF Assets                                  0
RCI-2                RCFN2898 Total IBF Liabilities                             0
RCK-1                RCFD3381 Interest-bearing Balances                         53229
RCK-2                RCFDB558 US-Treasury securities/agency oblig               377248
RCK-3                RCFDB559 Mortgage-backed securities                        967757
RCK-4                RCFDB560 All other securities                              418859
RCK-5                RCFD3365 Fed Funds Sold                                    10780626
RCK-6.a.1            RCON3360 Total Loans                                       32664779
RCK-6.a.2            RCON3385 RE Loans                                          21639111
RCK-6.a.3            RCON3386 Agricultural & Farm Loans                         197010
RCK-6.a.4            RCON3387 Commercial/Industrial Loans                       4857427
RCK-6.a.5.a          RCONB561 Indv. Loans-Credit cards                          1125171
RCK-6.a.5.b          RCONB562 Indv. Loans-Other                                 1325743
RCK-6.b              RCFN3360 Foreign Office Loans                              925
RCK-7                RCFD3401 Assets Held in Trading Accounts                   43316
RCK-8                RCFD3484 Lease Fin'g Receivables                           2564418
RCK-9                RCFD3368 Total Assets                                      50550420
RCK-10               RCON3485 Domestic Transaction Accounts                     209542
RCK-11.a             RCONB563 Savings Deposits                                  19739044
RCK-11.c             RCONA514 Time Deposits >= $100,000                         253597
RCK-11.d             RCONA529 Time Deposits < $100,000                          1770808
RCK-12               RCFN3404 Interest-bearing Deposits in For Offi             6762741
RCK-13               RCFD3353 Fed Funds Purchased                               8359995
RCK-14               RCFD3355 Other Borrowed Money                              5775686
RCL-1.a              RCFD3814 Unused Commits: Revolv Lines Secured              1204120
RCL-1.b              RCFD3815 Unused Commits: Credit Card Lines                 0
RCL-1.c.1            RCFD3816 Unused Commits: Fund loans secured                108722
RCL-1.c.2            RCFD6550 Unused Commits: Fund loans not secure             154769
RCL-1.d              RCFD3817 Unused Commits: Securities Underwrit              0
RCL-1.e              RCFD3818 Unused Commits: Other Unused Commits              4174947
RCL-2                RCFD3819 Fincl Standby Letters of Credit                   18309
RCL-2.a              RCFD3820 Amount Fincl Standby Letters Conveyed             0
RCL-3.               RCFD3821 Perfm Standby Letters of Credit                   213179
RCL-3.a              RCFD3822 Amount Perfm Standby Letters Conveyed             12143
RCL-4                RCFD3411 Commercl & Similar Letters of Credit              8289
RCL-5                RCFD3428 Participations in Acceptncs Conveyed              0
RCL-6                RCFD3433 Securities Lent                                   583264
RCL-7.a              RCFDA534 Credit Derivatives: Guarantor                     0
RCL-7.b              RCFDA535 Credit Derivatives: Beneficiary                   0
RCL-8                RCFD8765 Spot Foreign Exchange Contracts                   0
RCL-9                RCFD3430 All Other Off-Balance Sheet Liabs                 11040350
RCL-9.a              RCFD3432 Other Off-Balance Sheet Liabilities-A             11040350
RCL-9.b              RCFD3434 Other Off-Balance Sheet Liabilities-B             0
RCL-9.c              RCFD3555 Other Off-Balance Sheet Liabilities-C             N/A
RCL-9.d              RCFD3556 Other Off-Balance Sheet Liabilities-D              N/A
RCL-9.e              RCFD3557 Other Off-Balance Sheet Liabilities-E             N/A
RCL-10               RCFD5591 All Other Off-Balance Sheet Assets                0
RCL-10.a             RCFD3435 Other Off-Balance Sheet Assets - A                0
RCL-10.b             RCFD5592 Other Off-Balance Sheet Assets - B                N/A
RCL-10.c             RCFD5593 Other Off-Balance Sheet Assets - C                N/A
RCL-10.d             RCFD5594 Other Off-Balance Sheet Assets - D                N/A
RCL-10.e             RCFD5595 Other Off-Balance Sheet Assets - E                N/A
RCL-11.a(a)          RCFD8693 Int Rate Contracts - Gross Futures                0
RCL-11.a(b)          RCFD8694 Forgn Exch Contracts - Gross Futures              0
RCL-11.a(c)          RCFD8695 Equity Contracts - Gross Futures                   0
RCL-11.a(d)          RCFD8696 Commodity Contracts - Gross Futures               0
RCL-11.b(a)          RCFD8697 Int Rate Contracts - Gross Forwards               0
RCL-11.b(b)          RCFD8698 Forgn Exch Contracts - Gross Forwards             0
RCL-11.b(c)          RCFD8699 Equity Contracts - Gross Forwards                 0
RCL-11.b(d)          RCFD8700 Commodity Contracts - Gross Forwards              0
RCL-11.c.1(a)        RCFD8701 Int Rate Contracts - Exchg Trad Wrttn             0
RCL-11.c.1(b)        RCFD8702 Forgn Exch Contracts - Exchg Trad Wrt             0
RCL-11.c.1(c)        RCFD8703 Equity Contracts - Exchg Trad Written             0
RCL-11.c.1(d)        RCFD8704 Commodity Contracts - Exchg Trad Wrtn             0
RCL-11.c.2(a)        RCFD8705 Int Rate Contracts - Exchg Trad Purch             0
RCL-11.c.2(b)        RCFD8706 Forgn Exch Contracts - Exchg Trad Pur             0
RCL-11.c.2(c)        RCFD8707 Equity Contracts - Exchg Trad Purchas             0
RCL-11.c.2(d)        RCFD8708 Commodity Contracts - Exchg Trade Pur             0
RCL-11.d.1(a)        RCFD8709 Int Rate Contracts - OTC Written Optn             237578
RCL-11.d.1(b)        RCFD8710 Forgn Exch Contracts - OTC Wrtn Optns             0
RCL-11.d.1(c)        RCFD8711 Equity Contracts - OTC Written Option             0
RCL-11.d.1(d)        RCFD8712 Commodity Contracts - OTC Written Opt             11715
RCL-11.d.2(a)        RCFD8713 Int Rate Contracts - OTC Purchased Op             380743
RCL-11.d.2(b)        RCFD8714 Forgn Exch Contracts - OTC Purchased              0
RCL-11.d.2(c)        RCFD8715 Equity Contracts - OTC Purchased Optn             0
RCL-11.d.2(d)        RCFD8716 Commodity Contracts - OTC Purch Optn              11710
RCL-11.e(a)          RCFD3450 Int Rate Contracts - Gross Swaps                  1567553
RCL-11.e(b)          RCFD3826 Forgn Exch Contracts - Gross Swaps                0
RCL-11.e(c)          RCFD8719 Equity Contracts - Gross Swaps                    0
RCL-11.e(d)          RCFD8720 Commodity Contracts - Gross Swaps                 24928
RCL-12(a)            RCFDA126 Int Rate Contracts - Gross Held Trade             2185874
RCL-12(b)            RCFDA127 Forgn Exch Contracts - Gross Held Trd             0
RCL-12(c)            RCFD8723 Equity Contracts - Gross Held Trading             0
RCL-12(d)            RCFD8724 Commodity Contracts - Gross Held Trad             48353
RCL-13(a)            RCFD8725 Int Rate Contracts - Marked to Market             0
RCL-13(b)            RCFD8726 Forgn Exch Contracts - Marked to Mrkt             0
RCL-13(c)            RCFD8727 Equity Contracts - Marked to Market               0
RCL-13(d)            RCFD8728 Commodity  Contracts - Marked to Mrkt             0
RCL-13.a(a)          RCFDA589 Int Rate Contracts - Bank Pays Fixed              0
RCL-14.a.1(a)        RCFD8733 Int Rate Contracts Held - Pos Values              31712
RCL-14.a.1(b)        RCFD8734 Forgn Exch Contracts Held - Pos Value             0
RCL-14.a.1(c)        RCFD8735 Equity Contracts Held - Pos Values                0
RCL-14.a.1(d)        RCFD8736 Commodity Contracts Held - Pos Value              6100
RCL-14.a.2(a)        RCFD8737 Int Rate Contracts Held - Neg Values              28320
RCL-14.a.2(b)        RCFD8738 Forgn Exch Contracts Held - Neg Value             0
RCL-14.a.2(c)        RCFD8739 Equity Contracts Held - Neg Values                0
RCL-14.a.2(d)        RCFD8740 Commodity Contracts Held - Neg Value              5852
RCL-14.b.1(a)        RCFD8741 Int Rate Contracts Markd- Pos Values              0
RCL-14.b.1(b)        RCFD8742 Forgn Exch Contracts Markd- Pos Value             0
RCL-14.b.1(c)        RCFD8743 Equity Contracts Markd- Pos Values                0
RCL-14.b.1(d)        RCFD8744 Commodity Contracts Markd- Pos Value              0
RCL-14.b.2(a)        RCFD8745 Int Rate Contracts Markd- Neg Values              0
RCL-14.b.2(b)        RCFD8746 Forgn Exch Contracts Markd- Neg Value             0
RCL-14.b.2(c)        RCFD8747 Equity Contracts Markd- Neg Values                0
RCL-14.b.2(d)        RCFD8748 Commodity Contracts Markd- Neg Value              0
RCM-1.a              RCFD6164 Credit to Executives/Principals                   2372
RCM-1.b              RCFD6165 Number of Execs Who Borrowed $500K/5%             2
RCM-2.a              RCFD3164 Mtge Servicing Rights                             0
RCM-2.a.1            RCFDA590 Mort Serv Rights - Est Fair Value                 0
RCM-2.b              RCFDB026 Other intangible - Purch cc rels                  0
RCM-2.c              RCFD5507 Other Intangible - All Other                      2629
RCM-3.a              RCFD5372 Othr Real Estate - Direct & Indirect              0
RCM-3.b.1            RCON5508 Othr Real Estate - All other Real Est             0
RCM-3.b.2            RCON5509 Othr Real Estate - Farmland                       385
RCM-3.b.3            RCON5510 Othr Real Estate - 1-4 Family Residnt             3593
RCM-3.b.4            RCON5511 Othr Real Estate - Multifamily Resid              0
RCM-3.b.5            RCON5512 Othr Real Estate - Nonfarm Nonresiden             0
RCM-3.b.6            RCFN5513 Othr Real Estate - In Foreign Offices             0
RCM-4.a              RCFD5374 Inves - Direct & Indirect invest R/E              0
RCM-4.b              RCFD5375 Inves - All othr invest unconsol subs             0
RCM-5.a.1            RCFD2651 FHLB advance -maturity <1 year                    5030000
RCM-5.a.2            RCFDB565 FHLB advance -maturity 1 to 3 years               675000
RCM-5.a.3            RCFDB566 FHLB advance -maturity >3 years                   450000
RCM-5.b.1            RCFDB571 Other borrowings -maturity <1 year                356414
RCM-5.b.2            RCFDB567 Other borrowings -maturity 1 to 3 years           25607
RCM-5.b.3            RCFDB568 Other borrowings -maturity >3 years               2497
RCM-6                RCFDB569 Sell prvt party mutual funds/annuit?Y/N           YES
RCM-7                RCFDB570 Assets - mutual funds/annuities                   0
RCN-1.a(a)           RCON2759 Secured Loans - Const: 30-89 Days                 6148
RCN-1.a(b)           RCON2769 Secured Loans - Const: 90+ Days                   613
RCN-1.a(c)           RCON3492 Secured Loans - Const: Nonaccrual                 613
RCN-1.b(a)           RCON3493 Secured Loans - Farmland: 30-89 Days              1616
RCN-1.b(b)           RCON3494 Secured Loans - Farmland: 90+ Days                0
RCN-1.b(c)           RCON3495 Secured Loans - Farmland: Nonaccrual              2634
RCN-1.c.1(a)         RCON5398 Secd Loans 1-4 Fam-Revol: 30-89 Days              1390
RCN-1.c.1(b)         RCON5399 Secd Loans 1-4 Fam-Revol: 90+ Days                581
RCN-1.c.1(c)         RCON5400 Secd Loans 1-4 Fam-Revol: Nonaccrual              0
RCN-1.c.2(a)         RCON5401 Secd Loans 1-4 Fam-Other: 30-89 Days              42693
RCN-1.c.2(b)         RCON5402 Secd Loans 1-4 Fam-Other: 90+ Days                6519
RCN-1.c.2(c)         RCON5403 Secd Loans 1-4 Fam-Other: Nonaccrual              11819
RCN-1.d(a)           RCON3499 Secured Loans - Multifam: 30-89 Days              906
RCN-1.d(b)           RCON3500 Secured Loans - Multifam: 90+ Days                0
RCN-1.d(c)           RCON3501 Secured Loans - Multifam: Nonaccrual              195
RCN-1.e(a)           RCON3502 Secured Loans - Non Farm: 30-89 Days              14906
RCN-1.e(b)           RCON3503 Secured Loans - Non Farm: 90+ Days                1887
RCN-1.e(c)           RCON3504 Secured Loans - Non Farm: Nonaccrual              10100
RCN-1.f(a)           RCFNB572 Secured Loans - Foreign: 30-89 Days               0
RCN-1.f(b)           RCFNB573 Secured Loans - Foreign: 90+ Days                 0
RCN-1.f(c)           RCFNB574 Secured Loans - Foreign: Nonaccrual               0
RCN-2.a(a)           RCFD5377 Loans US Deps: US Banks: 30-89 Days               0
RCN-2.a(b)           RCFD5378 Loans US Deps: US Banks: 90+ Days                 0
RCN-2.a(c)           RCFD5379 Loans US Deps: US Banks: Nonaccrual               0
RCN-2.b(a)           RCFD5380 Loans US Deps: Foreign:  30-89 Days               0
RCN-2.b(b)           RCFD5381 Loans US Deps: Foreign:  90+ Days                 0
RCN-2.b(c)           RCFD5382 Loans US Deps: Foreign:  Nonaccrual               0
RCN-3(a)             RCFD1594 Ag  US: 30-89 Days                                10808
RCN-3(b)             RCFD1597 Ag  US: 90+ Days                                  100
RCN-3(c)             RCFD1583 Ag  US: Nonaccrual                                1469
RCN-4.a(a)           RCFD1251 Coml/Indl  US: 30-89 Days                         46042
RCN-4.a(b)           RCFD1252 Coml/Indl  US: 90+ Days                           7337
RCN-4.a(c)           RCFD1253 Coml/Indl  US: Nonaccrual                         52676
RCN-4.b(a)           RCFD1254 Coml/Indl  non-US: 30-89 Days                     0
RCN-4.b(b)           RCFD1255 Coml/Indl  non-US: 90+ Days                       0
RCN-4.b(c)           RCFD1256 Coml/Indl  non-US: Nonaccrual                     0
RCN-5.a(a)           RCFDB575 Indv. Loans-Credit cards: 30-89 Days              20950
RCN-5.a(b)           RCFDB576 Indv. Loans-Credit cards: 90+ Days                15959
RCN-5.a(c)           RCFDB577 Indv. Loans-Credit cards: Nonaccrual              0
RCN-5.b(a)           RCFDB578 Indv. Loans-Other: 30-89 Days                     23697
RCN-5.b(b)           RCFDB579 Indv. Loans-Other: 90+ Days                       11305
RCN-5.b(c)           RCFDB580 Indv. Loans-Other: Nonaccrual                     653
RCN-6(a)             RCFD5389 Foreign:  30-89 Days                              0
RCN-6(b)             RCFD5390 Foreign:  90+ Days                                0
RCN-6(c)             RCFD5391 Foreign:  Nonaccrual                              0
RCN-7(a)             RCFD5459 Other: 30-89 Days                                 7001
RCN-7(b)             RCFD5460 Other: 90+ Days                                   616
RCN-7(c)             RCFD5461 Other: Nonaccrual                                 0
RCN-8.a(a)           RCFD1257 Leases  US: 30-89 Days                            0
RCN-8.a(b)           RCFD1258 Leases  US: 90+ Days                              0
RCN-8.a(c)           RCFD1259 Leases  US: Nonacrual                             140402
RCN-8.b(a)           RCFD1271 Leases  non-US: 30-89 Days                        0
RCN-8.b(b)           RCFD1272 Leases  non-US: 90+ Days                          0
RCN-8.b(c)           RCFD1791 Leases  non-US: Nonaccrual                        0
RCN-9(a)             RCFD3505 Debt Securities: 30-89 Days                       0
RCN-9(b)             RCFD3506 Debt Securities: 90+ Days                         0
RCN-9(c)             RCFD3507 Debt Securities: Nonaccrual                       0
RCN-10(a)            RCFD5612 Loans/Leases US Guaranteed-30-89 Days             8900
RCN-10(b)            RCFD5613 Loans/Leases US Guaranteed- 90+ Days              9224
RCN-10(c)            RCFD5614 Loans/Leases US Guaranteed-Nonaccrual             147
RCN-10.a(a)          RCFD5615 Loans/Leases Guaranteed: 30-89 Days               8756
RCN-10.a(b)          RCFD5616 Loans/Leases Guaranteed: 30-89 Days               9210
RCN-10.a(c)          RCFD5617 Loans/Leases Guaranteed: 30-89 Days               38
RCN-M.1(a)           RCFD1658 Restruc'd Loans: 30-89 Days                       0
RCN-M.1(b)           RCFD1659 Restruc'd Loans: 90+ Days                         0
RCN-M.1(c)           RCFD1661 restruc'd Loans: Nonaccrual                       0
RCN-M.2(a)           RCFD6558 Comm Real Estate Loans: 30-89 Days                7008
RCN-M.2(b)           RCFD6559 Comm Real Estate Loans: 90+ Days                  217
RCN-M.2(c)           RCFD6560 Comm Real Estate Loans: Nonaccrual                1207
RCN-M.3(a)           RCFD1248 RE  non-US: 30-89 Days                            0
RCN-M.3(b)           RCFD1249 RE  non-US: 90+ Days                              0
RCN-M.3(c)           RCFD1250 RE  non-US: Nonaccrual                            0
RCN-M.5(a)           RCFD3529 Rate/Contract: Replacement:30-89 Days             0
RCN-M.5(b)           RCFD3530 Rate/Contract: Replacement: 90+ Days              0
RCO-1.a              RCON0030 Unposted Debits                                   0
RCO-1.b.1            RCON0031 Unposted Debits: Demand                           N/A
RCO-1.b.2            RCON0032 Unposted Debits: Time/Savings                     N/A
RCO-2.a              RCON3510 Unposted Credits                                  0
RCO-2.b.1            RCON3512 Unposted Credits: Demand                          N/A
RCO-2.b.2            RCON3514 Unposted Credits: Time/Savings                    N/A
RCO-3                RCON3520 Uninvested Trust Fund Cash                        0
RCO-4.a              RCON2211 Demand Deposits of Unconsolidaed Subs             9088
RCO-4.b              RCON2351 Time/Savings Deposits of Unconsolida              0
RCO-4.c              RCON5514 Int accrued/unpaid on deps of con sub             0
RCO-5.a              RCON2229 Demand Deposits: Insured Branches                 0
RCO-5.b              RCON2383 Time/Savings Deposits: Insured Branc              0
RCO-5.c              RCON5515 Int accrued/unpaid on deps in ins brc             0
RCO-6.a              RCON2314 Pass-through Reserve Balances: Demand             0
RCO-6.b              RCON2315 Pass-through-Reserve Balances: Time/S             0
RCO-7.a              RCON5516 Unamortized premiums                              0
RCO-7.b              RCON5517 Unamortized discounts                             0
RCO-8.a.1            RCONA531 OAKAR: Total Deposits Purchased                   0
RCO-8.a.2            RCONA532 OAKAR: Amt of Purchased Deposits                  0
RCO-8.b              RCONA533 OAKAR: Total Deposits Sold                        0
RCO-10               RCON8432 Deposit Institution Invest. Contracts             0
RCO-11.a             RCON8785 Reciprocal Demand Bals - Savings Asc.             0
RCO-11.b             RCONA181 Reciprocal Demand Bals - Foreign Brch             0
RCO-11.c             RCONA182 Reciprocal Demand Bals - Cash Items               0
RCO-12.a             RCONA527 Amt of Assets Netted agst Dem Deps                0
RCO-12.b             RCONA528 Amt of Assets Netted agst Tim/Svg Dep             0
RCO-M.1.a.1          RCON2702 Amount of Deposit Accounts < $100K                8247749
RCO-M.1.a.2          RCON3779 (June Only) Number of Deposit Accts <             N/A
RCO-M.1.b.1          RCON2710 Amount of Deposit Accounts > $100K                18062799
RCO-M.1.b.2          RCON2722 Number of Deposit Accounts > $100K                15397
RCO-M.2.a            RCON6861 Yes/No: Bank has a better method/proc             NO
RCO-M.2.b            RCON5597 Uninsured Deposits Amount                         0
RCO-M.3              RCONA545 Cert No of consolidated inst.                     N/A
RCR-2                RCFD8434 Unrealized holding gain(loss) secur.              29863
RCR-3                RCFDA221 LESS: loss on avail-for-sale securities           1478
RCR-4                RCFD4336 Accm net gains(loss) on cash flow hedges          0
RCR-5                RCFDB588 LESS: nonqual perpetual preferred stock           0
RCR-6                RCFDB589 Qualifying minority interests                     0
RCR-7                RCFDB590 LESS:Disallowed goodwill/intangbl assets          139010
RCR-8                RCFDB591 LESS:Disallowd svc assets/purchased cca           0
RCR-9                RCFD5610 LESS:Disallowed deferred tax assets               0
RCR-10               RCFDB592 Other add to(deduct from)Tier 1 capt              0
RCR-12               RCFD5306 Qual subord debt/redeem preferred stock           0
RCR-13               RCFDB593 Cml perpetual preferred stock                     0
RCR-14               RCFD5310 Allowance for loan/lease losses                   281751
RCR-15               RCFD2221 Unrealized gains on avail-for-sale sec            0
RCR-16               RCFDB594 Other Tier 2 cptl components                      0
RCR-19               RCFD1395 Tier 3 cptl allocated for market risk             0
RCR-20               RCFDB595 LESS: Deductions for ttl risk-based cptl          0
RCR-26               RCFDB596 LESS:Other deduct from assets/lev cptl            0
RCR-28               RCFDB503 Adj to total risk-based cptl reported             0
RCR-29               RCFDB504 Adj to risk-weighted assets reported              0
RCR-30               RCFDB505 Adj to avg total assers reported                  0
RCR-34(c)            RCFDB600 0% Risk Weight: Cash & bal due                    298007
RCR-34(d)            RCFDB601 20% Risk Weight: Cash & bal due                   1394340
RCR-34(f)            RCFDB602 100% Risk Weight: Cash & bal due                  0
RCR-35(b)            RCFDB603 No Risk-Weighting: Sec Held-to-Maturity           0
RCR-35(c)            RCFDB604 0% Risk Weight: Sec Held-to-Maturity              0
RCR-35(d)            RCFDB605 20% Risk Weight: Sec Held-to-Maturity             0
RCR-35(e)            RCFDB606 50% Risk Weight: Sec Held-to-Maturity             0
RCR-35(f)            RCFDB607 100% Risk Weight: Sec Held-to-Maturity            0
RCR-36(b)            RCFDB608 No Risk-Weighting: Available-for-sale             49645
RCR-36(c)            RCFDB609 0% Risk Weight: Available-for-sale                615827
RCR-36(d)            RCFDB610 20% Risk Weight: Available-for-sale               793756
RCR-36(e)            RCFDB611 50% Risk Weight: Available-for-sale               90460
RCR-36(f)            RCFDB612 100% Risk Weight: Available-for-sale              336572
RCR-37(c)            RCFDB613 0% Risk Weight: Fed Funds Sold & Sec              0
RCR-37(d)            RCFDB614 20% Risk Weight: Fed Funds Sold & Sec             13090502
RCR-37(f)            RCFDB616 100% Risk Weight: Fed Funds Sold & Sec            0
RCR-38(b)            RCFDB617 No Risk-Weighting:Loans & leases held             0
RCR-38(c)            RCFDB618 0% Risk Weight: Loans & leases held               0
RCR-38(d)            RCFDB619 20% Risk Weight: Loans & leases held              370000
RCR-38(e)            RCFDB620 50% Risk Weight: Loans & leases held              13441575
RCR-38(f)            RCFDB621 100% Risk Weight: Loans & leases held             0
RCR-39(b)            RCFDB622 No Risk-Weighting:Loans & leases, net             0
RCR-39(c)            RCFDB623 0% Risk Weight:Loans & leases, net                0
RCR-39(d)            RCFDB624 20% Risk Weight:Loans & leases, net               3122537
RCR-39(e)            RCFDB625 50% Risk Weight:Loans & leases, net               3778708
RCR-39(f)            RCFDB626 100% Risk Weight:Loans & leases, net              13846913
RCR-41(b)            RCFDB627 No Risk-Weighting: Trading assets                 37634
RCR-41(c)            RCFDB628 0% Risk Weight: Trading assets                    0
RCR-41(d)            RCFDB629 20% Risk Weight: Trading assets                   2194
RCR-41(e)            RCFDB630 50% Risk Weight: Trading assets                   0
RCR-41(f)            RCFDB631 100% Risk Weight: Trading assets                  0
RCR-42(b)            RCFDB640 No Risk-Weighting: All other assets               139010
RCR-42(c)            RCFDB641 0% Risk Weight: All other assets                  136580
RCR-42(d)            RCFDB642 20% Risk Weight: All other assets                 307750
RCR-42(e)            RCFDB643 50% Risk Weight: All other assets                 0
RCR-42(f)            RCFD5339 100% Risk Weight: All other assets                858161
RCR-44(c)            RCFDB646 0% Risk Weight: Fncl Stndby Ltrs of Crdt          0
RCR-44(d)            RCFDB647 20% Risk Weight:Fncl Stndby Ltrs of Crdt          0
RCR-44(e)            RCFDB648 50% Risk Weight:Fncl Stndby Ltrs of Crdt          0
RCR-44(f)            RCFDB649 100% Risk Weight:Fncl Stndby Ltr of Crdt          18309
RCR-45(c)            RCFDB651 0% Risk Weight: Prf Stndby Ltrs of Crdt           0
RCR-45(d)            RCFDB652 20% Risk Weight:Prf Stndby Ltrs of Crdt           0
RCR-45(e)            RCFDB653 50% Risk Weight:Prf Stndby Ltrs of Crdt           0
RCR-45(f)            RCFDB654 100% Risk Weight:Prf Stndby Ltr of Crdt           106590
RCR-46(c)            RCFDB656 0% Risk Weight: Cml & Sim Ltrs of Crdt            0
RCR-46(d)            RCFDB657 20% Risk Weight: Cml & Sim Ltrs of Crdt           0
RCR-46(e)            RCFDB658 50% Risk Weight: Cml & Sim Ltrs of Crdt           0
RCR-46(f)            RCFDB659 100% Risk Weight: Cml & Sim Ltrs of Crdt          1658
RCR-47(a)            RCFD3429 Value/Amount: Prts in Accpt Acquired              0
RCR-47(c)            RCFDB661 0% Risk Weight: Prts in Accpt Acquired            0
RCR-47(d)            RCFDB662 20% Risk Weight: Prts in Accpt Acquired           0
RCR-47(f)            RCFDB663 100% Risk Weight: Prts in Accpt Acquired          0
RCR-48(c)            RCFDB665 0% Risk Weight: Securities lent                   0
RCR-48(d)            RCFDB666 20% Risk Weight: Securities lent                  583264
RCR-48(e)            RCFDB667 50% Risk Weight: Securities lent                  0
RCR-48(f)            RCFDB668 100% Risk Weight: Securities lent                 0
RCR-49(c)            RCFDB670 0% Risk weight:Rtnd recse on SB oblig             0
RCR-49(d)            RCFDB671 20% Risk weight:Rtnd recse on SB oblig            0
RCR-49(e)            RCFDB672 50% Risk weight:Rtnd recse on SB oblig            0
RCR-49(f)            RCFDB673 100% Risk weight:Rtnd recse on SB oblig           0
RCR-50(a)            RCFD1727 Value/Amount: Rtnd recse on fin assets            0
RCR-51(a)            RCFDB675 Value/Amount: All other fin assets                0
RCR-51(c)            RCFDB677 0% Risk weight: All other fin assets              0
RCR-51(d)            RCFDB678 20% Risk weight: All other fin assets             0
RCR-51(e)            RCFDB679 50% Risk weight: All other fin assets             0
RCR-51(f)            RCFDB680 100% Risk weight: All other fin assets            0
RCR-52(a)            RCFDB681 Value/Amount: All other off-bal liab              0
RCR-52(c)            RCFDB683 0% Risk Weight: All other off-bal liab            0
RCR-52(d)            RCFDB684 20% Risk Weight: All other off-bal liab           0
RCR-52(e)            RCFDB685 50% Risk Weight: All other off-bal liab           0
RCR-52(f)            RCFDB686 100% Risk Weight: All other off-bal liab          0
RCR-53(a)            RCFD3833 Value/Amount: Unused Commit > 1 yr                4366354
RCR-53(c)            RCFDB688 0% Risk Weight: Unused Commit > 1 yr              0
RCR-53(d)            RCFDB689 20% Risk Weight: Unused Commit > 1 yr             0
RCR-53(e)            RCFDB690 50% Risk Weight: Unused Commit > 1 yr             602060
RCR-53(f)            RCFDB691 100% Risk Weight: Unused Commit > 1 yr            1581117
RCR-54(b)            RCFDA167 Credit Equiv: Derivative contracts                52658
RCR-54(c)            RCFDB693 0% Risk Weight: Derivative contracts              0
RCR-54(d)            RCFDB694 20% Risk Weight: Derivative contracts             20272
RCR-54(e)            RCFDB695 50% Risk Weight: Derivative contracts             32386
RCR-58               RCFD1651 Regulatory capt ratios:  Mrkt Risk-equiv          0
RCR-60               RCFDA222 Regulatory capt ratios:Excess allownc             0
RCR-61               RCFD3128 LESS: Allocated Transfer Risk Reserve             0
RCR-M.1              RCFD8764 Credit Exp - Off-Bal Sheet Derivative             37812
RCR-M.2.a(a)         RCFD3809 Derivative Int Rate Contracts < 1 YR              413793
RCR-M.2.a(b)         RCFD8766 Derivative Int Rate Contracts 1-5 YRS             1183526
RCR-M.2.a(c)         RCFD8767 Derivative Int Rate Contracts > 5 YRS             350977
RCR-M.2.b(a)         RCFD3812 Derivative Fgn Exch Contracts < 1 YR              0
RCR-M.2.b(b)         RCFD8769 Derivative Fgn Exch Contracts 1-5 YRS             0
RCR-M.2.b(c)         RCFD8770 Derivative Fgn Exch Contracts > 5 YRS             0
RCR-M.2.c(a)         RCFD8771 Derivative   Gold   Contracts < 1 YR              0
RCR-M.2.c(b)         RCFD8772 Derivative   Gold   Contracts 1-5 YRS             0
RCR-M.2.c(c)         RCFD8773 Derivative   Gold   Contracts > 5 YRS             0
RCR-M.2.d(a)         RCFD8774 Derivative P Metals Contracts < 1 YRS             0
RCR-M.2.d(b)         RCFD8775 Derivative P Metals Contracts 1-5 YRS             0
RCR-M.2.d(c)         RCFD8776 Derivative P Metals Contracts > 5 YRS             0
RCR-M.2.e(a)         RCFD8777 Derivative Commodity Contrcts < 1 YR              36638
RCR-M.2.e(b)         RCFD8778 Derivative Commodity Contrcts 1-5 YRS             0
RCR-M.2.e(c)         RCFD8779 Derivative Commodity Contrcts > 5 YRS             0
RCR-M.2.f(a)         RCFDA000 Derivative  Equity  Contracts < 1 YR              0
RCR-M.2.f(b)         RCFDA001 Derivative  Equity  Contracts 1-5 YRS             0
RCR-M.2.f(c)         RCFDA002 Derivative  Equity  Contracts > 5 YRS             0
RCS-1(a)             RCFDB705 BSA-Outstndng prncpl: 1-4 Res                     0
RCS-1(b)             RCFDB706 BSA-Outstndng prncpl: Hme Equity                  0
RCS-1(c)             RCFDB707 BSA-Outstndng prncpl: C Card Rcv                  0
RCS-1(d)             RCFDB708 BSA-Outstndng prncpl: Auto Loans                  0
RCS-1(e)             RCFDB709 BSA-Outstndng prncpl: Other Cons                  0
RCS-1(f)             RCFDB710 BSA-Outstndng prncpl: Cml/Indus                   0
RCS-1(g)             RCFDB711 BSA-Outstndng prncpl: All Other                   0
RCS-2.a(a)           RCFDB712 BSA-Max amount(Retained inst):1-4 Res             0
RCS-2.a(b)           RCFDB713 BSA-Max amount(Retained inst):Hme Equity          0
RCS-2.a(c)           RCFDB714 BSA-Max amount(Retained inst):C Card Rcv          0
RCS-2.a(d)           RCFDB715 BSA-Max amount(Retained inst):Auto Loans          0
RCS-2.a(e)           RCFDB716 BSA-Max amount(Retained inst):Other Cons          0
RCS-2.a(f)           RCFDB717 BSA-Max amount(Retained inst):Cml/Indus           0
RCS-2.a(g)           RCFDB718 BSA-Max amount(Retained inst):All Other           0
RCS-2.b(a)           RCFDB719 BSA-Max amount(Stndby Lttrs):1-4 Res              0
RCS-2.b(b)           RCFDB720 BSA-Max amount(Stndby Lttrs):Hme Equity           0
RCS-2.b(c)           RCFDB721 BSA-Max amount(Stndby Lttrs):C Card Rcv           0
RCS-2.b(d)           RCFDB722 BSA-Max amount(Stndby Lttrs):Auto Loans           0
RCS-2.b(e)           RCFDB723 BSA-Max amount(Stndby Lttrs):Other Cons           0
RCS-2.b(f)           RCFDB724 BSA-Max amount(Stndby Lttrs):Cml/Indus            0
RCS-2.b(g)           RCFDB725 BSA-Max amount(Stndby Lttrs):All Other            0
RCS-3(a)             RCFDB726 BSA-Rpt Bnk's unused commit: 1-4 Res              0
RCS-3(b)             RCFDB727 BSA-Rpt Bnk's unused commit: Hme Equity           0
RCS-3(c)             RCFDB728 BSA-Rpt Bnk's unused commit: C Card Rcv           0
RCS-3(d)             RCFDB729 BSA-Rpt Bnk's unused commit: Auto Loans           0
RCS-3(e)             RCFDB730 BSA-Rpt Bnk's unused commit: Other Cons           0
RCS-3(f)             RCFDB731 BSA-Rpt Bnk's unused commit: Cml/Indus            0
RCS-3(g)             RCFDB732 BSA-Rpt Bnk's unused commit: All Other            0
RCS-4.a(a)           RCFDB733 BSA-Pst  due loans,30-89 days:1-4 Res             0
RCS-4.a(b)           RCFDB734 BSA-Pst due loans,30-89 days:Hme Equity           0
RCS-4.a(c)           RCFDB735 BSA-Pst due loans,30-89 days:C Card Rcv           0
RCS-4.a(d)           RCFDB736 BSA-Pst due loans,30-89 days:Auto Loans           0
RCS-4.a(e)           RCFDB737 BSA-Pst due loans,30-89 days:Other Cons           0
RCS-4.a(f)           RCFDB738 BSA-Pst due loans,30-89 days:Cml/Indus            0
RCS-4.a(g)           RCFDB739 BSA-Pst due loans,30-89 days:All Other            0
RCS-4.b(a)           RCFDB740 BSA-Pst  due loans,90+ days:1-4 Res               0
RCS-4.b(b)           RCFDB741 BSA-Pst due loans,90+ days:Hme Equity             0
RCS-4.b(c)           RCFDB742 BSA-Pst due loans,90+ days:C Card Rcv             0
RCS-4.b(d)           RCFDB743 BSA-Pst due loans,90+ days:Auto Loans             0
RCS-4.b(e)           RCFDB744 BSA-Pst due loans,90+ days:Other Cons             0
RCS-4.b(f)           RCFDB745 BSA-Pst due loans,90+ days:Cml/Indus              0
RCS-4.b(g)           RCFDB746 BSA-Pst due loans,90+ days:All Other              0
RCS-5.a(a)           RIADB747 BSA-C/O & Rcv on assets(C/O):1-4 Res              0
RCS-5.a(b)           RIADB748 BSA-C/O & Rcv on assets(C/O):Hme Equity           0
RCS-5.a(c)           RIADB749 BSA-C/O & Rcv on assets(C/O):C Card Rcv           0
RCS-5.a(d)           RIADB750 BSA-C/O & Rcv on assets(C/O):Auto Loans           0
RCS-5.a(e)           RIADB751 BSA-C/O & Rcv on assets(C/O):Other Cons           0
RCS-5.a(f)           RIADB752 BSA-C/O & Rcv on assets(C/O):Cml/Indus            0
RCS-5.a(g)           RIADB753 BSA-C/O & Rcv on assets(C/O):All Other            0
RCS-5.b(a)           RIADB754 BSA-C/O & Rcv on assets(Rcvs):1-4 Res             0
RCS-5.b(b)           RIADB755 BSA-C/O & Rcv on assets(Rcvs):Hme Equity          0
RCS-5.b(c)           RIADB756 BSA-C/O & Rcv on assets(Rcvs):C Card Rcv          0
RCS-5.b(d)           RIADB757 BSA-C/O & Rcv on assets(Rcvs):Auto Loans          0
RCS-5.b(e)           RIADB758 BSA-C/O & Rcv on assets(Rcvs):Other Cons          0
RCS-5.b(f)           RIADB759 BSA-C/O & Rcv on assets(Rcvs):Cml/Indus           0
RCS-5.b(g)           RIADB760 BSA-C/O & Rcv on assets(Rcvs):All Other           0
RCS-6.a(b)           RCFDB761 BSA-Amt of ownrshp-Securities:Hme Equity          0
RCS-6.a(c)           RCFDB762 BSA-Amt of ownrshp-Securities:C Card Rcv          0
RCS-6.a(f)           RCFDB763 BSA-Amt of ownrshp-Securities:Cml/Indus           0
RCS-6.b(b)           RCFDB500 BSA-Amt of ownrshp-Loans:Hme Equity               0
RCS-6.b(c)           RCFDB501 BSA-Amt of ownrshp-Loans:C Card Rcv               0
RCS-6.b(f)           RCFDB502 BSA-Amt of ownrshp-Loans:Cml/Indus                0
RCS-7.a(b)           RCFDB764 BSA-Pst due loans,30-89 days:Hme Equity           0
RCS-7.a(c)           RCFDB765 BSA-Pst due loans,30-89 days:C Card Rcv           0
RCS-7.a(f)           RCFDB766 BSA-Pst due loans,30-89 days:Cml/Indus            0
RCS-7.b(b)           RCFDB767 BSA-Pst due loans,90+ days:Hme Equity             0
RCS-7.b(c)           RCFDB768 BSA-Pst due loans,90+ days:C Card Rcv             0
RCS-7.b(f)           RCFDB769 BSA-Pst due loans,90+ days:Cml/Indus              0
RCS-8.a(b)           RIADB770 BSA-C/O & Rcv on loans(C/O):Hme Equity            0
RCS-8.a(c)           RIADB771 BSA-C/O & Rcv on loans(C/O):C Card Rcv            0
RCS-8.a(f)           RIADB772 BSA-C/O & Rcv on loans(C/O):Cml/Indus             0
RCS-8.b(b)           RIADB773 BSA-C/O & Rcv on loans(Rcvs):Hme Equity           0
RCS-8.b(c)           RIADB774 BSA-C/O & Rcv on loans(Rcvs):C Card Rcv           0
RCS-8.b(f)           RIADB775 BSA-C/O & Rcv on loans(Rcvs):Cml/Indus            0
RCS-9(a)             RCFDB776 Sec Fac-Max amt credit expose:1-4 Res             0
RCS-9(b)             RCFDB777 Sec Fac-Max amt credit expose:Hme Equity          0
RCS-9(c)             RCFDB778 Sec Fac-Max amt credit expose:C Card Rcv          0
RCS-9(d)             RCFDB779 Sec Fac-Max amt credit expose:Auto Loans          0
RCS-9(e)             RCFDB780 Sec Fac-Max amt credit expose:Other Cons          0
RCS-9(f)             RCFDB781 Sec Fac-Max amt credit expose:Cml/Indus           0
RCS-9(g)             RCFDB782 Sec Fac-Max amt credit expose:All other           0
RCS-10(a)            RCFDB783 Sec Fac-Rpt bank's unusd cmt:1-4 Res              0
RCS-10(b)            RCFDB784 Sec Fac-Rpt bank's unusd cmt:Hme Equity           0
RCS-10(c)            RCFDB785 Sec Fac-Rpt bank's unusd cmt:C Card Rcv           0
RCS-10(d)            RCFDB786 Sec Fac-Rpt bank's unusd cmt:Auto Loans           0
RCS-10(e)            RCFDB787 Sec Fac-Rpt bank's unusd cmt:Other Cons           0
RCS-10(f)            RCFDB788 Sec Fac-Rpt bank's unusd cmt:Cml/Indus            0
RCS-10(g)            RCFDB789 Sec Fac-Rpt bank's unusd cmt:All Other            0
RCS-11(a)            RCFDB790 Bnk Assts-Assets sold w/recourse:1-4 Res          0
RCS-11(b)            RCFDB791 Bnk Assts-Assets sold w/rcrse:Hme Equity          0
RCS-11(c)            RCFDB792 Bnk Assts-Assets sold w/rcrse:C Card Rcv          0
RCS-11(d)            RCFDB793 Bnk Assts-Assets sold w/rcrse:Auto Loans          0
RCS-11(e)            RCFDB794 Bnk Assts-Assets sold w/rcrse:Other Cons          0
RCS-11(f)            RCFDB795 Bnk Assts-Assets sold w/rcrse:Cml/Indus           0
RCS-11(g)            RCFDB796 Bnk Assts-Assets sold w/rcrse:All Other           0
RCS-12(a)            RCFDB797 Bnk Assts-Max amt crdt expose:1-4 Res             0
RCS-12(b)            RCFDB798 Bnk Assts-Max amt crdt expose:Hme Equity          0
RCS-12(c)            RCFDB799 Bnk Assts-Max amt crdt expose:C Card Rcv          0
RCS-12(d)            RCFDB800 Bnk Assts-Max amt crdt expose:Auto Loans          0
RCS-12(e)            RCFDB801 Bnk Assts-Max amt crdt expose:Other Cons          0
RCS-12(f)            RCFDB802 Bnk Assts-Max amt crdt expose:Cml/Indus           0
RCS-12(g)            RCFDB803 Bnk Assts-Max amt crdt expose:All Other           0
RCS-M.1.a            RCFDA249 Sml busns obligations:Outstanding bal             0
RCS-M.1.b            RCFDA250 Sml busns obligations:retaind recourse            0
RCS-M.2.a            RCFDB804 OPB:1-4 Fam Res with recourse                     0
RCS-M.2.b            RCFDB805 OPB:1-4 Fam Res w/o recourse                      211
RCS-M.2.c            RCFDA591 OPB: Other financial assets                       152447
RCS-M.3.a.1          RCFDB806 Asset-backed,max amt-Cndts spnsrd by bnk          0
RCS-M.3.a.2          RCFDB807 Asset-bckd,max amt-Cndts spnsrd by other          0
RCS-M.3.b.1          RCFDB808 Asset-bckd,unused-Cndts spnsrd by bnk             0
RCS-M.3.b.2          RCFDB809 Asset-bckd,unused-Cndts spnsrd by other           0
RCT-1                RCFDA345 Y/N-Does inst have fiduciary powers?              YES
RCT-2                RCFDA346 Y/N-Does inst exercise fid pwrs granted?          YES
RCT-3                RCFDB867 Y/N-Does inst have any act to report?             YES
RCT-4(b)             RCFDB869 Assets-Prsnl Trust: Non-Managed Assts             829678
RCT-4(c)             RCFDB870 Assets-Prsnl Trust: # Managed Accts               7944
RCT-4(d)             RCFDB871 Assets-Prsnl Trust: # Non-Mngd Accts              199
RCT-5.a(a)           RCFDB872 Assets-Ret Rel,Emp contr: Mngd Assts              215372
RCT-5.a(b)           RCFDB873 Assets-Ret Rel,Emp contr: Non-Mngd Assts          1473852
RCT-5.a(c)           RCFDB874 Assets-Ret Rel,Emp contr:# Mngd Accts             13
RCT-5.a(d)           RCFDB875 Assets-Ret Rel,Emp cont:# Non-Mngd Accts          285
RCT-5.b(a)           RCFDB876 Assets-Ret Rel,Emp benft:Mngd Assts               2418249
RCT-5.b(b)           RCFDB877 Assets-Ret Rel,Emp benft:Non-Mngd Assts           10189861
RCT-5.b(c)           RCFDB878 Assets-Ret Rel,Emp benft:# Mngd Accts             29
RCT-5.b(d)           RCFDB879 Assets-Ret Rel,Emp benft:# Non-Mgd Accts          329
RCT-5.c(a)           RCFDB880 Assets-Ret Rel,Other ret: Mngd Assts              3354242
RCT-5.c(b)           RCFDB881 Assets-Ret Rel,Other ret: Non-Mngd Assts          27472438
RCT-5.c(c)           RCFDB882 Assets-Ret Rel,Other ret:# Mngd Accts             1626
RCT-5.c(d)           RCFDB883 Assets-Ret Rel,Other ret:# Non-Mgd Accts          4974
RCT-6(a)             RCFDB884 Assets-Corp trust/agency:Mngd Assts               935445
RCT-6(b)             RCFDB885 Assets-Corp trust/agency:Non-Mngd Assts           35017579
RCT-6(c)             RCFDC001 Assets-Corp trust/agency:#  Mngd Accts            34
RCT-6(d)             RCFDC002 Assets-Corp trust/agency:# Non-Mgd Accts          13432
RCT-7(a)             RCFDB886 Assets-Invst Mgmnt Accts:Mngd Assts               216089
RCT-7(c)             RCFDB888 Assets-Invst Mgmnt Accts:# Mngd Accts             213
RCT-8(a)             RCFDB890 Assets-Other Fiduciary Accts:Mngd Assts           84611
RCT-8(b)             RCFDB891 Assets-Other Fid Accts:Non-Mngd Assts             172466
RCT-8(c)             RCFDB892 Assets-Other Fid Accts:# Mngd Accts               42
RCT-8(d)             RCFDB893 Assets-Other Fid Accts:# Non-Mngd Accts           16
RCT-10(b)            RCFDB898 Assets-Cust/Safekpng:Non-Mngd Assts               161179863
RCT-10(d)            RCFDB899 Assets-Cust/Safekpng:# Non-Mngd Assts             3161
RCT-11(a)            RCFNB900 Assets-Fid Accts Foreign:Mngd Assts               0
RCT-11(b)            RCFNB901 Assets-Fid Accts For:Non-Mngd Assts               0
RCT-11(c)            RCFNB902 Assets-Fid Accts For:# Mngd Assts                 0
RCT-11(d)            RCFNB903 Assets-Fid Accts For:# Non-Mngd Assts             0
RCT-12               RIADB904 Income-Personal Trust/Agency Accts                73507
RCT-13.a             RIADB905 Income-Ret Rel,Emp benefit-def contr              2011
RCT-13.b             RIADB906 Income-Ret Ret,Emp benefit-def benefit            16091
RCT-13.c             RIADB907 Income-Ret Rel,Other Retirement Accts             22125
RCT-14               RIADA479 Income-Corporate Trust/Agency Accts               52975
RCT-15               RIADB908 Income-Investment Mngmnt Agency Accts             32154
RCT-16               RIADA480 Income-Other Fiduciary Accts                      46707
RCT-17               RIADB909 Income-Custody/Safekeeping Accts                  15780
RCT-18               RIADB910 Income-Other Fid/Related                          7921
RCT-19.a             RIADB912 Income-Total Gross Fid/Related - For              0
RCT-20               RIADC058 Income-Less:Expenses                              115452
RCT-21               RIADA488 Income-Less:Net losses from Fid/Related           1984
RCT-22               RIADB911 Income-Plus:Intracompany Inc Credits              0
RCT-M.1.a            RCFDB913 Memo-Mngd Assets:Non-Int Bearing Dep              -18519
RCT-M.1.b            RCFDB914 Memo-Mngd Assets:Int-Bearing Deposits             5464
RCT-M.1.c            RCFDB915 Memo-Mngd Asets:Treas/Gov (US) Oblig              449179
RCT-M.1.d            RCFDB916 Memo-Mngd Assets:Sate,Cnty,Muni Oblig             821095
RCT-M.1.e            RCFDB917 Memo-Mngd Assets:Money Mkt Mutual Funds           57
RCT-M.1.f            RCFDB918 Memo-Mngd Assets:Other short-term oblig           684
RCT-M.1.g            RCFDB919 Memo-Mngd Assets:Other notes/bonds                116157
RCT-M.1.h            RCFDB920 Memo-Mngd Assets:Common/Preferred Stock           5695190
RCT-M.1.i            RCFDB921 Memo-Mngd Assets:Real Estate Mortgages            6267
RCT-M.1.j            RCFDB922 Memo-Mngd Assets:Real Estate                      95031
RCT-M.1.k            RCFDB923 Memo-Mngd Assets:Miscellaneous Assets             96722
RCT-M.2.a(a)         RCFDB927 Corp Trust-Corp/Muni:# of Issues                  36333
RCT-M.2.a(b)         RCFDB928 Corp Trust-Corp/Muni:Prncpl Amt                   399415778
RCT-M.2.b(a)         RCFDB929 Corp Trust - xfer agent:# of Issues               3046
RCT-M.3.a(a)         RCFDB931 Memo-Collective,Dom Equity:# of Funds             0
RCT-M.3.a(b)         RCFDB932 Memo-Collective,Dom Equity:Mkt Value              0
RCT-M.3.b(a)         RCFDB933 Memo-Collective,Inter/Global:# of Funds           0
RCT-M.3.b(b)         RCFDB934 Memo-Collective,Inter/Global:Mkt Value            0
RCT-M.3.c(a)         RCFDB935 Memo-Collective,Stock/Bond:# of Funds             0
RCT-M.3.c(b)         RCFDB936 Memo-Collective,Stock/Bond:Mkt Value              0
RCT-M.3.d(a)         RCFDB937 Memo-Collective,Taxable Bond:# of Funds           0
RCT-M.3.d(b)         RCFDB938 Memo-Collective,Taxable Bond:Mkt Value            0
RCT-M.3.e(a)         RCFDB939 Memo-Collective,Muni Bond:# of Funds              0
RCT-M.3.e(b)         RCFDB940 Memo-Collective,Muni Bond:Mkt Value               0
RCT-M.3.f(a)         RCFDB941 Memo-Collective,ShtTrm/Mny Mkt:# of Fnds          0
RCT-M.3.f(b)         RCFDB942 Memo-Collective,ShtTrm/Mny Mkt:Mkt Value          0
RCT-M.3.g(a)         RCFDB943 Memo-Collective,Special/Other:# of Funds          0
RCT-M.3.g(b)         RCFDB944 Memo-Collective,Special/Other:Mkt Value           0
RCT-M.4.a(a)         RIADB947 Memo-Fid/Other,Prsnl:Gross Mngd Accts             111
RCT-M.4.a(b)         RIADB948 Memo-Fid/Other,Prsnl:Gross Non-Mgd Accts          643
RCT-M.4.a(c)         RIADB949 Memo-Fid/Other,Prsnl:Recoveries                   0
RCT-M.4.b(a)         RIADB950 Memo-Fid/Other,Retire:Gross Mngd Accts            104
RCT-M.4.b(b)         RIADB951 Memo-Fid/Other,Ret:Gross Non-Mngd Accts           1126
RCT-M.4.b(c)         RIADB952 Memo-Fid/Other,Ret:Recoveries                     0
RCT-M.4.c(a)         RIADB953 Memo-Fid/Other,Invst:Gross Mngd Accts             0
RCT-M.4.c(b)         RIADB954 Memo-Fid/Other,Invst:Gross Non-Mgd Accts          0
RCT-M.4.c(c)         RIADB955 Memo-Fid/Other,Invst:Recoveries                   0
RCT-M.4.d(a)         RIADB956 Memo-Fid/Other,Other Fid:Gross Mngd               0
RCT-M.4.d(b)         RIADB957 Memo-Fid/Other,Other Fid:Gross Non-Mngd           0
RCT-M.4.d(c)         RIADB958 Memo-Fid/Other,Other Fid:Recoveries               0
RC(OPTIONAL)         RCON6979 X/Y - Comment/No Comment                          X
RC(LOANS)a           RCFD3561 Number Of Loans To Executive Officers             3
RC(LOANS)b           RCFD3562 Amount Of Loans To Executive Officers             1577
RC(LOANS)c(a)        RCFD7701 Start Rate (####.##%) Loans To Execs.             4.75%
RC(LOANS)c(b)        RCFD7702 Top Rate (####.##%) Loans To Execs.               7.50%
RC-R.50.p            RCONDPSC Credit Conversion Factor                          12.500%
RIE-6.a              RIAD5523 Adjs. to allow for l & l loss (RIB.2.5)           0